SCHWAB CAPITAL TRUST
(the “Trust”)
Schwab® Monthly Income Fund — Moderate Payout
Schwab® Monthly Income Fund — Enhanced Payout
Schwab® Monthly Income Fund — Maximum Payout
(each, a “fund”)
Supplement dated June 22, 2022 to each fund’s currently effective Summary Prospectus,
Statutory Prospectus and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Statutory Prospectus and SAI and should be read in conjunction with the Summary Prospectuses, Statutory Prospectus and SAI.
At a meeting held on June 8, 2022, the Board of Trustees of the Trust approved changes to each fund’s name and investment strategy, including the addition of sub-asset classes and underlying funds in which the fund invests. These changes, which are summarized below, are scheduled to be effective on or about September 12, 2022, and new Summary Prospectuses, Statutory Prospectus and SAI incorporating the changes will be available at that time. Shareholders are not required to approve these changes or take any other action. Please note that these changes are subject to modifications pending review by the U.S. Securities and Exchange Commission.
1.
Summary Prospectus, Statutory Prospectus and SAI: Each fund’s name will be changed as follows:

Current Names	New Names
Schwab Monthly Income Fund – Moderate Payout	Schwab Monthly Income Fund – Target Payout
Schwab Monthly Income Fund – Enhanced Payout	Schwab Monthly Income Fund – Flexible Payout
Schwab Monthly Income Fund — Maximum Payout	Schwab Monthly Income Fund — Income Payout

2.
Summary Prospectus for Schwab Monthly Income Fund — Moderate Payout — Under the “Principal Investment Strategies” section: The investment strategy will be changed as follows:

Current Investment Strategy	New Investment Strategy
The fund seeks to achieve its investment objective by investing primarily in a combination of Schwab Funds® and Schwab® ETFs (the underlying funds) in accordance with its target asset allocation. The investment adviser will allocate assets among the underlying funds, which will include equity funds, fixed income funds, and money market funds and exchange-traded funds (ETFs).

The fund seeks to achieve its investment objective by investing primarily in a combination of Schwab Funds® and Schwab® ETFs (the underlying funds) in accordance with its target asset allocation. The investment adviser will allocate assets among the underlying funds, which will include equity funds, fixed income funds, and money market funds and exchange-traded funds (ETFs).

The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed income securities as well as other unaffiliated mutual funds or ETFs, and cash and cash equivalents (including money market funds).

The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed income securities as well as other unaffiliated mutual funds or ETFs, and cash and cash equivalents (including money market funds).

The fund intends to allocate investments among various asset classes such as equity, fixed income and cash and cash equivalents (including money market funds). The fund has its own distinct asset allocation strategy that is designed to accommodate the fund’s targeted annual payout percentage while taking into account the fund’s specific risk tolerances and desired level of capital appreciation. The fund’s target asset allocation is not fixed, and the fund has the flexibility to move within the following asset allocation ranges (under normal market conditions) at the discretion of the investment adviser: 20%-60% equity; 40%-70% fixed income; and 0%-10% cash and cash equivalents (including money market funds). Market appreciation or depreciation may cause the fund to be temporarily outside these ranges.

The fund intends to allocate investments among various asset classes such as equity, fixed income and cash and cash equivalents (including money market funds). The fund has its own distinct asset allocation strategy that is designed to accommodate the fund’s targeted annual payout percentage while taking into account the fund’s specific risk tolerances and desired level of capital appreciation. The fund’s target asset allocation is not fixed, and the fund has the flexibility to move within the following asset allocation ranges (under normal market conditions) at the discretion of the investment adviser: 30-70% equity; 30-70% fixed income; and 0-12% cash and cash equivalents (including money market funds). Market appreciation or depreciation may cause the fund to be temporarily outside these ranges.

Current Investment Strategy	New Investment Strategy
The fund is designed to offer investors a targeted annual payout of 3-4% during a normal interest rate environment. The targeted annual payout for the fund is based on long-term historic yield environments. The fund’s anticipated annual payout during a low interest rate environment is expected to be 1-3% and, during a high interest rate environment, is expected to be 3-6%. However, the fund’s actual annual payout could be higher or lower based on the interest rate environment and other market factors occurring during that year, and, when interest rates are extremely low, the fund may not make a monthly payout to its shareholders. The fund intends to make twelve monthly distributions to shareholders on or about the 15th calendar day of each month. The amounts distributed to shareholders are not fixed and may not be the same each month. Although it cannot be guaranteed by the fund, the fund does not expect to make distributions that will be treated as return of capital.

The fund is designed to offer shareholders an annual payout of approximately 5% during most market environments. However, the fund’s actual annual payout could be higher or lower based on the market environment during that year. The fund intends to make twelve monthly distributions to shareholders on or about the 15th calendar day of each month. The amounts distributed to shareholders may not be the same each month. The amount of the fund’s distributions in respect of any period may exceed the amount of the fund’s income and gains for that period. In that case, some or all of the fund’s distributions may constitute a return of capital to shareholders.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

3.
Summary Prospectus for Schwab Monthly Income Fund — Enhanced Payout — Under the “Principal Investment Strategies” section: The investment strategy will be changed as follows:

Current Investment Strategy	New Investment Strategy
The fund seeks to achieve its investment objective by investing primarily in a combination of Schwab Funds® and Schwab® ETFs (the underlying funds) in accordance with its target asset allocation. The investment adviser will allocate assets among the underlying funds, which will include equity funds, fixed income funds, and money market funds and exchange-traded funds (ETFs).

The fund seeks to achieve its investment objective by investing primarily in a combination of Schwab Funds® and Schwab® ETFs (the underlying funds) in accordance with its target asset allocation. The investment adviser will allocate assets among the underlying funds, which will include equity funds, fixed income funds, and money market funds and exchange-traded funds (ETFs).

The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed income securities as well as other unaffiliated mutual funds or ETFs, and cash and cash equivalents (including money market funds).

The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed income securities as well as other unaffiliated mutual funds or ETFs, and cash and cash equivalents (including money market funds).

The fund intends to allocate investments among various asset classes such as equity, fixed income and cash and cash equivalents (including money market funds). The fund has its own distinct asset allocation strategy that is designed to accommodate the fund’s targeted annual payout percentage while taking into account the fund’s specific risk tolerances and desired level of capital appreciation. The fund’s target asset allocation is not fixed, and the fund has the flexibility to move within the following asset allocation ranges (under normal market conditions) at the discretion of the investment adviser: 10%-40% equity; 50%-90% fixed income; and 0%-12% cash and cash equivalents (including money market funds). Market appreciation or depreciation may cause the fund to be temporarily outside these ranges.

The fund intends to allocate investments among various asset classes such as equity, fixed income and cash and cash equivalents (including money market funds). The fund has its own distinct asset allocation strategy that is designed to accommodate the fund’s targeted annual payout percentage while taking into account the fund’s specific risk tolerances and desired level of capital appreciation. The fund’s target asset allocation is not fixed, and the fund has the flexibility to move within the following asset allocation ranges (under normal market conditions) at the discretion of the investment adviser: 30-70% equity; 30-70% fixed income; and 0-12% cash and cash equivalents (including money market funds). Market appreciation or depreciation may cause the fund to be temporarily outside these ranges.

The fund is designed to offer investors a targeted annual payout of 4-5% during a normal interest rate environment. The targeted annual payout for the fund is based on long-term historic yield environments.
The fund’s anticipated annual payout during a low interest rate environment is expected to be 1-4% and, during a high interest rate environment, is expected to be 4-7%. However, the fund’s actual annual payout could be higher or lower based on the interest rate environment and other market factors occurring during that year, and, when interest rates are extremely low, the fund may not make a monthly payout to its shareholders. The fund intends to make twelve monthly distributions to shareholders on or about the 15th calendar day of each month. The

The fund is designed to offer shareholders an annual payout of 4-6% during most market environments. In addition, the fund seeks to maximize the annual payout while also maintaining or growing the level of investment over the long term. However, the fund’s actual annual payout could be higher or lower based on the underlying fund yields and market environment during that year and other forward-looking factors. The fund intends to make twelve monthly distributions to shareholders on or about the 15th calendar day of each month. The amounts distributed to shareholders may not be the same each month. The amount of the fund’s distributions in respect of any period may exceed the amount of the fund’s income and gains for that period. In that case,

Current Investment Strategy	New Investment Strategy
amounts distributed to shareholders are not fixed and may not be the same each month. Although it cannot be guaranteed by the fund, the fund does not expect to make distributions that will be treated as return of capital.
some or all of the fund’s distributions may constitute a return of capital to shareholders.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

4.
Summary Prospectus for Schwab Monthly Income Fund — Maximum Payout — Under the “Principal Investment Strategies” section: The investment strategy will be changed as follows:

Current Investment Strategy	New Investment Strategy
The fund seeks to achieve its investment objective by investing primarily in a combination of Schwab Funds® and Schwab® ETFs (the underlying funds) in accordance with its target asset allocation. The investment adviser will allocate assets among the underlying funds, which will include equity funds, fixed income funds, and money market funds and exchange-traded funds (ETFs).

The fund seeks to achieve its investment objective by investing primarily in a combination of Schwab Funds® and Schwab® ETFs (the underlying funds) in accordance with its target asset allocation. The investment adviser will allocate assets among the underlying funds, which will include equity funds, fixed income funds, and money market funds and exchange-traded funds (ETFs).

The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed income securities as well as other unaffiliated mutual funds or ETFs, and cash and cash equivalents (including money market funds).

The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed income securities as well as other unaffiliated mutual funds or ETFs, and cash and cash equivalents (including money market funds).

The fund intends to allocate investments among various asset classes such as equity, fixed income and cash and cash equivalents (including money market funds). The fund has its own distinct asset allocation strategy that is designed to accommodate the fund’s targeted annual payout percentage while taking into account the fund’s specific risk tolerances and desired level of capital appreciation. The fund’s target asset allocation is not fixed, and the fund has the flexibility to move within the following asset allocation ranges (under normal market conditions) at the discretion of the investment adviser: 0%-25% equity; 60%-100% fixed income; and 0%-15% cash and cash equivalents (including money market funds). Market appreciation or depreciation may cause the fund to be temporarily outside these ranges.

The fund intends to allocate investments among various asset classes such as equity, fixed income and cash and cash equivalents (including money market funds). The fund has its own distinct asset allocation strategy that is designed to accommodate the fund’s annual payout percentage while taking into account the fund’s specific risk tolerances and desired level of capital appreciation. The fund’s target asset allocation is not fixed, and the fund has the flexibility to move within the following asset allocation ranges (under normal market conditions) at the discretion of the investment adviser: 10-50% equity; 50-90% fixed income; and 0-12% cash and cash equivalents (including money market funds). Market appreciation or depreciation may cause the fund to be temporarily outside these ranges.

The fund is designed to offer investors a targeted annual payout of 5-6% during a normal interest rate environment. The targeted annual payout for the fund is based on long-term historic yield environments. The fund’s anticipated annual payout during a low interest rate environment is expected to be 1-5% and, during a high interest rate environment, is expected to be 5-8%. However, the fund’s actual annual payout could be higher or lower based on the interest rate environment and other market factors occurring during that year, and, when interest rates are extremely low, the fund may not make a monthly payout to its shareholders. The fund intends to make twelve monthly distributions to shareholders on or about the 15th calendar day of each month. The amounts distributed to shareholders are not fixed and may not be the same each month. Although it cannot be guaranteed by the fund, the fund does not expect to make distributions that will be treated as return of capital.

The fund is designed to offer shareholders an annual payout based on underlying fund yields and the market environment. The fund’s anticipated annual payout is expected to be 0-3% during a low interest rate environment, 3-5% during a normal interest rate environment, and 5+% during a high interest rate environment. However, the fund’s actual annual payout could be higher or lower based on the interest rate environment and other market factors occurring during that year. The fund intends to make twelve monthly distributions to shareholders on or about the 15th calendar day of each month. The fund seeks to keep the monthly payout as consistent as possible. However, the amounts distributed to shareholders may not be the same each month. Although it cannot be guaranteed by the fund, the fund does not expect to make distributions that will be treated as return of capital.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

5.

Summary Prospectus for Schwab Monthly Income Fund — Moderate Payout and Schwab Monthly Income Fund — Enhanced Payout — Under the “Principal Risks” section: The following risks will be added:

Managed Payout Risk. Because the fund is expected to make monthly payments regardless of investment performance, the amount of the fund’s distributions in respect of any period often will exceed the amount of the fund’s income and gains for that period. In that case, some or all of the fund’s distributions may constitute a return of capital to shareholders. It is possible for the fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its payments to shareholders under the managed payout policy. In addition, in order to make the payments called for under the fund’s managed payout policy, the fund may have to sell portfolio securities at a time when it would not otherwise do so.
A return of capital distribution generally will not be taxable but will decrease the shareholder’s cost basis in the shares of the fund and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the fund as capital assets. A distribution constituting a return of capital is not a distribution of income or capital gains earned by the fund, and should not be confused with the fund’s “yield” or “income.”
•
High-Yield Risk. An underlying fund’s investments in high-yield securities and unrated securities of similar credit quality (junk bonds) are subject to greater levels of credit and liquidity risks, and may be more volatile than higher-rated securities. High-yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

•
Floating Rate Loan Risk. Transactions involving floating rate loans may have significantly longer settlement periods than more traditional bond investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the underlying fund may not receive its proceeds in a timely manner and that the underlying fund may incur unexpected losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered or regulated under the federal securities laws like most stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. While a loan assignment typically transfers all legal and economic rights to the buyer, a loan participation typically allows the seller to maintain legal title to the loan, meaning the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation.
6.
Summary Prospectuses for Schwab Monthly Income Fund — Moderate Payout and Schwab Monthly Income Fund — Enhanced Payout — Under the “Tax Information” section: The following sentence will be added after the first sentence:

In addition, due to the nature of its managed payout program, the fund may make distributions that are treated as a return of capital. Shareholders who receive periodic distributions consisting of a return of capital may be under the impression that they are receiving net profits when they are not. A return of capital is a distribution from the shareholder’s investment principal, rather than net profits from the fund’s returns. Shareholders should not assume that the source of a distribution from the fund is net profit.
7.

Summary Prospectus for Schwab Monthly Income Fund — Maximum Payout — Under the “Principal Risks” section: The following risk will be added:

•
High-Yield Risk. An underlying fund’s investments in high-yield securities and unrated securities of similar credit quality (junk bonds) are subject to greater levels of credit and liquidity risks, and may be more volatile than higher-rated securities. High-yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

•
Floating Rate Loan Risk. Transactions involving floating rate loans may have significantly longer settlement periods than more traditional bond investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the underlying fund may not receive its proceeds in a timely manner and that the underlying fund may incur unexpected losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered or regulated under the federal securities laws like most stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. While a loan assignment typically transfers all legal and economic rights to the buyer, a loan participation typically allows the seller to maintain legal title to the loan, meaning the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation.

8.
Statutory Prospectus — Under the “About the Funds” section: The section titled “Investor Profile” will be deleted in its entirety and replaced with the following:

The funds are designed to offer shareholders a professionally managed investment plan that simplifies the investment management of an investor’s assets. In particular, the funds may be appropriate for shareholders seeking current income and the opportunity for future growth potential.
Schwab Monthly Income Fund – Target Payout:	The fund is designed to offer shareholders a targeted annual payout of approximately 5% during most market environments.
Schwab Monthly Income Fund – Flexible Payout:
The fund is designed to offer shareholders a targeted annual payout of 4-6% during most market environments and seeks to maximize annual payout while maintaining or growing the level of original investment over the long term

Schwab Monthly Income Fund – Income Payout:
The fund is designed to offer shareholders an annual payout based on underlying fund yields and the market environment. The fund’s anticipated annual payout is expected to be 0-3% during a low interest rate environment, 3-5% during a normal interest rate environment, and 5+% during a high interest rate environment.

A fund reserves the right to modify its targeted annual payout should circumstances warrant a change.
Who may want to invest in the funds?
The funds may be a suitable investment for shareholders:
•
seeking funds that combine the potential for income and capital appreciation

•
seeking funds that allocate their assets among both equity and fixed income investments

Who may not want to invest in the funds?
The funds may not be suitable for shareholders:
•
seeking to invest for a short period of time

•
uncomfortable with fluctuations in the value of their investment

•
seeking to use the funds for educational savings accounts

9.
Statutory Prospectus — Under the “Fund Details” section: The section titled “Description of Asset Allocation Strategies” will be deleted in its entirety and replaced with the following:

Each fund intends to allocate investments among various asset classes such as equity, fixed income, cash and cash equivalents (including money market funds). Each fund has its own distinct asset allocation strategy that is designed to accommodate the fund’s targeted annual payout percentage while taking into account the fund’s specific risk tolerances and desired level of capital appreciation.
Each fund’s target asset allocation is not fixed, and each fund has the flexibility to move within the asset allocation ranges set forth below at the discretion of the investment adviser:
Asset Class (Target Allocation Range — Under Normal Market Conditions)*
Fund	Equity	Fixed Income	Cash and Cash Equivalents
Schwab Monthly Income Fund – Target Payout	30 – 70%	30 – 70%	0 – 12%
Schwab Monthly Income Fund – Flexible Payout	30 – 70%	30 – 70%	0 – 12%
Schwab Monthly Income Fund – Income Payout	10 – 50%	50 – 90%	0 – 12%

*
Market appreciation or depreciation may cause a fund to be temporarily outside the ranges identified in the table.

Description of Distribution Goals

Each fund’s distribution goal is to provide a targeted annual payout of income to shareholders. The targeted annual payout for each fund is as follows:
Targeted Annual Payout
Schwab Monthly Income Fund – Target Payout	5%
Schwab Monthly Income Fund – Flexible Payout	4 – 6%
Schwab Monthly Income Fund – Income Payout	3 – 5%
A fund’s actual annual payout could be higher or lower than the targeted annual payout based on market environment during that year.
As mentioned above, each fund’s actual annual payout may be higher or lower than the fund’s targeted annual payout. There is no guarantee that a fund will be able to achieve its distribution goal during any given year. In addition to the interest rate environment discussed above, a fund’s actual annual payout could also be affected by a number of other factors, including, without limitation, the performance of the financial markets in which the fund invests, the allocation of fund assets across different asset classes and investments, the performance of the fund’s investment strategies, and the amount and timing of prior distributions by the fund.
Each fund makes monthly income payments to shareholders on or about the 15th calendar day of each month. Each fund seeks to tailor the amount of its monthly income payments in order to moderate fluctuations in the amounts distributed to shareholders over the course of the year. Although each fund attempts to moderate fluctuations, the amounts distributed to shareholders are not fixed and may not be the same each month. Further, there is no guarantee that a fund will make monthly income payments to its shareholders. Each fund may make an additional distribution at the end of the year in order to comply with applicable law. This additional distribution may include an income component that may be higher or lower than a fund’s regular monthly income payment.
Although it cannot be guaranteed, the Income Payout Fund does not expect to make distributions that will be treated as return of capital. The amount of the distributions made by each of the Target Payout Fund and the Flexible Payout Fund in respect of any period may exceed the amount of the Fund’s income and gains for that period. In that case, some or all of the distributions made by the Target Payout Fund and the Flexible Payout Fund may constitute a return of capital to shareholders. At the end of the year, the funds may be required under applicable law to recharacterize distributions for the year among ordinary income, capital gains, and return of capital (if any) for purposes of tax reporting to shareholders.
10.
Statutory Prospectus — Under the “Fund Details” section: The section titled “More Information About Principal Investment Risks” the following risk will be added:

Managed Payout Risk. Because the Target Payout Fund and the Flexible Payout Fund are expected to make monthly payments regardless of investment performance, the amount of each fund’s distributions in respect of any period often will exceed the amount of the fund’s income and gains for that period. In that case, some or all of the fund’s distributions may constitute a return of capital to shareholders. It is possible for the funds to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its payments to shareholders under the managed payout policy. In addition, in order to make the payments called for under the funds’ managed payout policy, the funds may have to sell portfolio securities at a time when it would not otherwise do so.
A return of capital distribution generally will not be taxable but will decrease the shareholder’s cost basis in the shares of the fund and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the fund as capital assets. A distribution constituting a return of capital is not a distribution of income or capital gains earned by the fund, and should not be confused with the funds’ “yield” or “income.”
•
High-Yield Risk. An underlying fund may invest in high-yield securities and unrated securities of similar credit quality (junk bonds) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. High-yield securities may be more volatile than higher-rated securities. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the underlying fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the underlying fund may lose its entire investment. Because of the risks involved in investing in high-yield securities, an investment in a fund that invests in such securities should be considered speculative.

•
Floating Rate Loan Risk. Floating rate loans often have contractual restrictions on resale. These restrictions can delay or impede the underlying fund’s ability to sell loans and may adversely affect the price that can be obtained. Loans and unlisted securities are typically less liquid than securities traded on national exchanges. The secondary market for loans may be subject to irregular trading activity and extended settlement periods, and the liquidity of bank loans can vary significantly over time. For example, if the credit quality of a bank loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline. During periods of infrequent trading, valuing a bank loan can be more difficult and buying or selling a loan at an acceptable price may not be possible or may be delayed. A delay in selling a floating rate loan can result in a loss and cause the underlying fund’s price to decline. When the underlying fund purchases a loan as an assignment, it will be subject to the credit risk of the borrower. When the underlying fund purchases a loan as a participation interest, it does not have any direct claim on the loan or its collateral, or any rights of set-off against the borrower. As a result, the underlying fund will be subject not only to the credit risk of the borrower but also to the credit risk of the lender or participant who sold the participation interest to the underlying fund. In the event of the insolvency of the lender selling a participation interest, the underlying fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Unlike registered securities, such as most stocks and bonds, loans are not registered or regulated under the federal securities laws. As a result, investors in loans have less protection against fraud and other improper practices than investors in registered securities because investors in loans may not be entitled to rely on the protection of the federal securities laws.

11.
Statutory Prospectus — Under the “The Funds’ Investments in Asset Classes and Sub-Asset Classes” section: The table will be deleted in its entirety and replaced with the following:

Major Asset Class	Sub-Asset Class	Schwab Monthly Income Fund — Target Payout	Schwab Monthly Income Fund — Flexible Payout	Schwab Monthly Income Fund — Income Payout
U.S. Stocks	Large-Cap	20%	20%	13%
International Stocks	Developed	20%	20%	11%
Global Real Estate	Global REITs	10%	10%	6%
Fixed Income	Intermediate-Term Bonds	20%	20%	35%
	Short-Term Bonds	0%	0%	8%
	Long-Term Government Bonds	7%	7%	6%
	High Yield Bonds	11%	11%	9%
	Floating Rate Loans	3%	3%	3%
	Preferred	7%	7%	7%
Cash and Cash Equivalents (including Money Market Funds)		2%	2%	2%
		100%	100%	100%

12.
Statutory Prospectus — Under the “Description of Underlying Funds” section: The following funds and accompanying description of their investment objectives and principal investment strategies will be added:

Asset Class & Underlying Fund	Investment Objective and Principal Investment Strategy
EQUITY FUNDS
Schwab U.S. Dividend Equity ETF
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Dividend 100TM Index. It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities included in the index. Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in the index.

Asset Class & Underlying Fund	Investment Objective and Principal Investment Strategy
EQUITY FUNDS — INTERNATIONAL
Schwab International Dividend Equity ETF
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index composed of high dividend yielding stocks issued by companies outside the United States. It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities included in the index. Under normal circumstances, the fund may invest up to 20% of its net assets in securities not included in the index.

FIXED INCOME FUNDS — INTERMEDIATE-TERM BOND
Schwab 5-10 Year Corporate Bond ETF
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of the intermediate-term U.S. corporate bond market. The fund generally invests in securities that are included in the Bloomberg Barclays US 5-10 Year Corporate Bond Index. It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities included in the index. Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in the index.

FIXED INCOME FUNDS — SHORT-TERM CORPORATE BOND
Schwab 1-5 Year Corporate Bond ETF
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of the short-term U.S. corporate bond market. The fund generally invests in securities that are included in the Bloomberg Barclays US 1-5 Year Corporate Bond Index. It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities included in the index. Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in the index.

FIXED INCOME FUNDS — LONG-TERM GOVERNMENT BOND
Schwab Long-Term U.S. Treasury ETF
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of an index that measures the performance of the long-term U.S. treasury bond market. The fund generally invests in securities that are included in the Bloomberg Barclays US Long Term Treasury Index. It is the fund’s policy that under normal circumstances it will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in securities included in the index. Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in the index.

FIXED INCOME FUNDS — HIGH YIELD
BlackRock High Yield Bond Portfolio
Seeks to maximize total return, consistent with income generation and prudent investment management. The fund normally invests at least 80% of its assets in high yield bonds. The fund may invest up to 30% of its assets in nondollar denominated bonds of issuers located outside of the United States. The fund’s investment in nondollar denominated bonds may be on a currency hedged or unhedged basis. The Fund may also invest in convertible and preferred securities. Convertible debt securities will be counted toward the fund’s 80% policy to the extent they have characteristics similar to the securities included within that policy. To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund und can also invest, to the extent consistent with its investment objective, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy.

Asset Class & Underlying Fund	Investment Objective and Principal Investment Strategy

BlackRock is a registered trademark of BlackRock, Inc. or its subsidiaries (“BlackRock”). Neither BlackRock nor the BlackRock Funds make any representations regarding the advisability of investing in the BlackRock High Yield Bond Portfolio.

FIXED INCOME FUNDS — FLOATING RATE LOANS
T. Rowe Price Institutional Floating Rate Fund
Seeks high current income and, secondarily, capital appreciation. The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in floating rate loans and floating rate debt securities. The fund may also invest up to 20% of its total assets in non-U.S. dollar-denominated loans and debt instruments (including instruments of issuers in emerging markets) in keeping with its investment objective(s).

FIXED INCOME FUNDS — PREFERRED STOCK
Cohen & Steers Preferred Securities and Income Fund, Inc.
Seeks total return (high current income and capital appreciation). Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of preferred and debt securities issued by U.S. and non-U.S. companies, including traditional preferred securities; hybrid preferred securities that have investment and economic characteristics of both preferred stock and debt securities; floating rate preferred securities; corporate debt securities; convertible securities; contingent capital securities; and securities of other open-end, closed-end or exchange-traded funds that invest primarily in preferred and/or debt securities.

13.
Statutory Prospectus — Under the “Investing in the Funds” section: The section titled “Distributions and Taxes” will be deleted in its entirety and replaced with the following:

Any investment in a fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the funds’ SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) website at www.irs.gov.
As a shareholder, you are entitled to your share of the dividends and gains your fund earns. Every year, each fund distributes substantially all of its net investment income and net capital gains, if any, to all shareholders of record. Each fund pays its dividends on or about the 15th calendar day of each month. To receive a dividend distribution, you must be a registered shareholder on the date that dividends are declared. Dividend distributions are paid to shareholders on the payable date. Although it cannot be guaranteed, the Income Payout Fund does not expect to make distributions that will be treated as return of capital. The Target Payout Fund and Flexible Payout Fund may make distributions that are treated as a return of capital. Each fund may make an additional distribution at the end of the year in order to comply with applicable law. This additional distribution may include an income component that may be higher or lower than a fund’s regular monthly income payment. The funds expect to distribute their net capital gains, if any, in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund’s year-end capital gains distribution, if any, may be made available on the fund’s website at www.schwabassetmanagement.com. At the end of the year, the funds may be required under applicable law to recharacterize distributions for the year among ordinary income, capital gains, and return of capital (if any) for purposes of tax reporting to shareholders.
Unless you are investing through an IRA, 401(k) or other tax-advantaged account, your fund distributions generally have tax consequences. Each fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Qualified dividend income is currently taxed at the reduced maximum rates applicable to long-term capital gains. Other capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.
If a fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will not be taxable to the extent of a shareholder’s adjusted basis but will reduce such basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares, if the shareholder holds shares of the Fund as capital assets. Shareholders who receive periodic distributions consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Return of capital reduces your cost basis in the fund’s shares and is not taxable to you until your cost basis has been reduced to zero. A return of capital is a distribution from the shareholder’s investment principal, rather than net profits from the fund’s returns.
Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund is treated the same as a sale. An exchange between classes within a fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for one year or less, long term if you held the shares longer. The maximum rate is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gains distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
At the beginning of every year, each fund provides shareholders with information detailing the tax status of any distributions the fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.
Each fund is required to report to you and the IRS the gross proceeds of fund shares you sell or redeem and also cost basis information for shares purchased on or after January 1, 2012 and sold thereafter. Shareholders can elect their preferred cost basis method, however, in the absence of an election, a fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the cost basis reporting laws apply to you and your investments, including investments made prior to January 1, 2012 and sold thereafter.
If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.
You can avoid “buying a dividend,” as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
A fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders if the shareholders fail to provide the fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (unless a lower treaty rate applies) on amounts treated as ordinary dividends from the fund, as discussed in more detail in the SAI. Furthermore, the funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.

14.
SAI — Under the “Investment Strategies”: The fifth paragraph is deleted in its entirety and replaced with the following:

The underlying funds will include equity funds, fixed income funds, and money market funds. In general, the Schwab Monthly Income Fund — Target Payout’s allocation will be approximately 30-70% equities, 30-70% fixed income and 0-12% cash and cash equivalents (including money market funds); Schwab Monthly Income Fund — Flexible Payout’s allocation will be approximately 30-70% equities, 30-70% fixed income and 0-12% cash and cash equivalents (including money market funds); Schwab Monthly Income Fund — Income Payout’s allocation will be approximately 10-50% equities, 50-90% fixed income and 0-12% cash and cash equivalents (including money market funds).
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG118372-00 (06/22)
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